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                                                                 EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1996 appearing on page F-2 of American International Petroleum Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.



/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP



Houston, Texas
December 29, 1998